SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2003

RICA FOODS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-18222	87-0432572
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1840 Coral Way, Suite 101, Miami, Florida	33145
(Address of principal executive offices)	(Zip code)

(305) 858-9480

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure

On May 20, 2003, Rica Foods, Inc. (the “Company”) filed its Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2003. The consolidated balance sheet as of March 31, 2003, the consolidated statement of income for the three and six months ended March 31, 2003 and the consolidated statement of cash flows for the six months ended March 31, 2003 contained within the Form 10-Q have not been reviewed by an independent public accountant. Accordingly, these financial statements should not be relied upon as reviewed, and do not meet the requirements of a Form 10-Q filing. The Company has not received a signed audit report with respect to the consolidated balance sheets of the Company as of September 30, 2002. Accordingly, the balance sheet for September 30, 2002 included within the Quarterly Report has been identified therein as “unaudited” and should not be relied upon as an audited balance sheet.

As a result of the foregoing, the Company’s Chief Executive Officer and Chief Financial Officer did not at the time of filing the Quarterly Report, provide the Securities and Exchange Commission with the certification required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2003

RICA FOODS, INC.

By:	/s/ Calixto Chaves
Name:	Calixto Chaves
Title:	Chief Executive Officer